SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

                           Check the appropriate box:

                      [ ] Preliminary information statement
     [_] Confidential, for use of the Commission only (as permitted by Rule
                                  14c-6(d)(2))
                      [X] Definitive information statement

                               PracticeXpert, Inc.
                (Name of Registrant as specified in Its Charter)

                  Payment of filing fee (check the appropriate
                                     box):

                               [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

      (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to
                            Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
                              (5) Total fee paid:

               [ ] Fee paid previously with preliminary materials.

                [ ] Check box if any part of the fee is offset as
           provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid
                   previously. Identify the previous filing by
                    registration statement number or the form
                     or schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, schedule or registration statement no.:
(3) Filing party:
(4) Date filed:

                               PRACTICEXPERT, INC.
                         4130 CAHUENGA BLVD., SUITE 215
                          TOLUCA LAKE, CALIFORNIA 91602

                            NOTICE OF ACTION TAKEN BY
                           WRITTEN CONSENT OF MAJORITY
                                  SHAREHOLDERS

Dear Shareholders:

We are writing to advise you that PracticeXpert, Inc. (the "Company") will (i) re-elect the existing directors of the Company to serve an additional one-year term, or until their successors are duly elected and qualified, and (ii) adopt the PracticeXpert, Inc. 2004 Equity Incentive Plan (the "Plan"). These actions were approved on August 24, 2004, by unanimous approval of our Board of Directors. In addition, shareholders holding a majority of our outstanding common stock approved these actions by written consent in lieu of a meeting on August 25, 2004, in accordance with Nevada Corporation Law. These actions will not be effective until twenty (20) days from the date that this Information Statement is first mailed to our shareholders.

Based upon the foregoing, we will not have an Annual Meeting of Shareholders this year.

No action is required by you. The accompanying Information Statement is furnished only to inform our shareholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being mailed on or about September 24, 2004 to all shareholders of record as of July 8, 2004 (the "Record Date").

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By order of the Board of Directors,

By:  /s/ Jonathan Doctor
     -------------------------------------------
     Jonathan Doctor, President and CEO

                         INFORMATION STATEMENT REGARDING
                       ACTION TAKEN BY WRITTEN CONSENT OF
                            MAJORITY OF SHAREHOLDERS

We are furnishing this Shareholder Information Statement to you to provide you with information and a description of an action taken by written consent of a majority of our shareholders on August 25, 2004, in accordance with the relevant sections of the Nevada General Corporation Law. This action was taken by 7 shareholders who own in excess of the required majority of our outstanding common stock necessary for the adoption of the action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about October 11, 2004, to shareholders of record on July 8, 2004. The Information Statement is being delivered only to inform you of the corporate actions described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

DISSENTERS' RIGHTS

Nevada General Corporation Law does not provide for dissenters' right of appraisal in connection with the election of directors and approval of our 2004 Equity Incentive Plan.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the shareholdings of those persons who: (i) own more than five percent of our common stock as of the date of this Information Statement with the number of outstanding shares at 164,654,960; (ii) are officers or directors of the Company; and (iii) all officers and directors as a group:

Name and Address of                                       Number of Shares   Percent Beneficially
Beneficial Owner                                         Beneficially Owned      Owned (1)
-------------------                                      ------------------      ---------
Jonathan Doctor, President, CEO, Director(2)                10,368,304            9.26%

Michael Manahan, CFO, Director(2)                            6,543,365            5.84%

Zima Hartz, Secretary, Director(2)                          10,359,985            9.25%

Monica Dedovich, Director(2)                                 9,618,412            8.60%

Joseph Simone, Director(2)                                      79,328            *

The Frost National Bank, FBO Renaissance Capital Growth &
Income Fund III, Inc. Trust # W00740000(3)                  12,500,000(4)         7.36%

The Frost National Bank, FBO Renaissance US Growth
Investment Trust PLC Trust # W00740100(3)                   12,500,000(5)         7.36%

The Frost National Bank, FBO BFS US Special Opportunities    8,333,334(6)         4.90%
Trust PLC, Trust # W00118000(3)

Barron Partners LP(7)                                       36,666,668           21.58%

All Executive Officers and Directors, as a Group            36,693,558           32.99%

* Less than one percent (1%).

(1) Except as otherwise indicated, we believe that the beneficial owners of Common Stock listed above have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person or entity holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person or entity.

(2) The address of such beneficial owner is c/o PracticeXpert, Inc., 4130 Cahuenga Blvd., Suite 215, Toluca Lake, California 91602.

(3) The shares and warrants to purchase common stock are deemed to be beneficially owned by Renn Capital Group, Inc., the funds' manager which exercises sole voting and investment power with respect to the shares, whose address is c/o Renn Capital Group, Inc., 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206.

(4) Includes warrants to purchase 4,166,667 shares of common stock issued to such shareholder.

(5) Includes warrants to purchase 6,250,000 shares of common stock issued to such shareholder.

(6) Includes warrants to purchase 6,250,000 shares of common stock issued to such shareholder.

(7) The address of such beneficial owner is Barron Partners LP, 730 5th Avenue, Suite 941, New York, New York 10019.

(8) Includes warrants to purchase 18,333,334 shares of common stock issued to such shareholder.

                              ELECTION OF DIRECTORS

Five (5) Directors were elected for an additional one-year term, or until their successors are duly elected and qualified.

      NAME                                     AGE
-------------------                            ---
Jonathan Doctor                                 41

Mike Manahan                                    48

Zima Hartz                                      42

Monica Dedovich                                 69

Joseph Simone                                   68

The consent of a majority of the voting shares of the Company was given for the election of the directors listed above.

                        DIRECTORS AND EXECUTIVE OFFICERS

JONATHAN DOCTOR has served as President, CEO and director since April 14, 2003. Mr. Doctor also serves as Chairman President, and CEO for PracticeXpert Services Corporation, a company he founded in August of 2001. From December 2000 to July 2001, Mr. Doctor was a director at Parkstone Medical Information Systems. From August 1999 to November 2001 he was President of Care Delivery Solutions Corporation. Prior to that Mr. Doctor served as Vice President, Systems Development of Salick Health Care, Inc. from July, 1997 to May 2000. He holds a BA from the University of Pennsylvania, an MPH from Yale University School of Medicine and an MBA from the USC Graduate School of Business.

MIKE MANAHAN has served as CFO and director since April 14, 2003. Mr. Manahan has also served as CFO of Practice Xpert Services Corp. since September, 2001. Mr. Manahan is also President of Magnum Financial Group, LLC, a company he co-founded in April, 1998.

In February 2002, the Securities and Exchange Commission ("SEC") filed a civil action for violations of federal securities laws, against a public entity and certain of its shareholders and officers, and against Mr. Manahan and his company, Magnum Financial Group, LLC ("Magnum"), who had been providing investor relations services to the public company. On or about February 15, 2002, Mr. Manahan and Magnum consented to entry of a permanent injunction, enjoining them from future violations of the antifraud provisions of the securities laws, and a permanent injunction was entered on February 27, 2002. Magnum subsequently established a policy of independently verifying all information provided to it by client companies for publication and/or general distribution.

ZIMA HARTZ has served as EVP and Secretary since April 14, 2003 and as director since July 21, 2003. Mr. Hartz is also the Chief Operating Officer and Executive Vice President of Product Development for Practice Xpert Services Corporation. Prior to joining PracticeXpert in August of 2001, Mr. Hartz held key management positions and was responsible for development and operations of large software products in the healthcare field, serving as a director for Parkstone, Inc. from December of 2000 to July of 2001, EVP of Care Delivery Solutions from August, 1999 to November of 2001 and served as Senior Director of Software Product Development for Salick Healthcare's technology unit from January of 1998 to July of 2000. Mr. Hartz holds an MBA from Pepperdine University and a Bachelor of Science in Math and Computer Science from UCLA.

MONICA DEDOVICH has served as a director since July 21, 2003. Ms. Dedovich is a frequent speaker and guest lecturer on physician reimbursement in the New York Metropolitan Region and New England. Ms. Dedovich is one of the original founders of the New York State and Massachusetts State Oncology Societies. Ms. Dedovich served as President of Healthcare Administrative Management from 1997 to March of 2001. Since March of 2001, she has served as director of Healthcare Administrative Management and Practice Xpert Services Corporation.

JOSEPH SIMONE has served as a director since July 21, 2003. Dr. Simone is the clinical director emeritus of the Huntsman Cancer Institute and the professor emeritus of pediatrics and medicine at the University of Utah School of Medicine. He also served as assistant vice president for cancer programs at the University of Utah. From 1992 to 1996 he served as physician-in-chief of the Memorial Sloan-Kettering Cancer Center in New York City. Before joining Memorial Sloan-Kettering, he spent virtually his entire medical career at St. Jude Children's Research Hospital in Memphis, where he joined the staff in 1967. In his years there, he was engaged in clinical research efforts to improve therapy for children with cancer and he played a leadership role in the development of curative treatments for childhood leukemia and lymphoma. He served as CEO of St. Jude from 1983 to 1992. Previously Dr. Simone served as medical director and chairman of the National Comprehensive Cancer Network. He served for six years as a member of the Board of Scientific Advisors of the National Cancer Institute
(NCI) and is chairman of the National Cancer Policy Board of the Institute of Medicine. He also serves on the external committees of nine NCI-designated cancer centers. Dr. Simone received his medical degree from the Stritch School of Medicine at Loyola University in Chicago in 1960. He completed his residency in internal medicine at Presbyterian-St.Luke's Hospital and was a fellow in pediatric hematology at the University of Illinois Research and Educational Hospitals, both also located in Chicago.

MEETINGS OF THE BOARD OF DIRECTORS AND INFORMATION REGARDING COMMITTEES

There currently are no committees of the Board of Directors. The Board of Directors has not appointed a Nominating Committee because none of the persons currently eligible to serve on such committees are deemed to be "independent".

The Board of Directors held 11 meetings in fiscal 2003. All Directors attended at least 50% of the meetings of the Board of Directors.

DIRECTOR COMPENSATION

All directors receive 40,000 shares of the Company's restricted common stock per year. Granting occurs in equal amounts every three months. All directors are reimbursed for out-of-pocket expenses incurred in connection with the Company's business. No shares have been issued for service to the board for the fiscal year 2004.

                             EXECUTIVE COMPENSATION

GENERAL COMPENSATION DISCUSSION

All decisions regarding compensation for the Company's executive officers and executive compensation programs are reviewed, discussed, and approved by the Board of Directors. All compensation decisions are determined following a detailed review and assessment of external competitive data, the individual's contributions to the Company's success, any significant changes in role or responsibility, and internal equity of pay relationships.

EMPLOYMENT AGREEMENTS

The Company has executive employment agreements with its President and Chief Executive Officer, Chief Financial Officer and Executive Vice President. These employment agreements are for a period of three years, beginning December 31, 2003. All three employment agreements provide for a salary based on our revenues, as follows:

                 REVENUE RUN RATE                      ANNUAL SALARY RATE
                   $  3.8 million                          $  52,000
                      5.0 million                             62,737
                     10.0 million                            114,105
                     15.0 million                            154,105
                     20.0 million                            182,737
                     25.0 million                            200,000

All three employment agreements provide for stock options as follows:

500,000 options at a purchase price of $0.75 per share, vesting 25% upon signing of the employment agreements, and 25% on each anniversary date of the employment agreements, until fully vested.

The employment agreements also provide that the employment agreements may be terminated by the employee, at the employee's discretion, if there is more than 50% change in our ownership, or a substantive change in control or our management. In such case, the employee may terminate the employment agreement and will be entitled to a lump sum payment from us of $1,000,000.

SUMMARY COMPENSATION TABLE

No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer of the Company during the last three fiscal years. The following table provides summary information for the last three fiscal years concerning cash and non-cash compensation paid or accrued by the Company to or on behalf of the Company's chief executive officers.

                                              ANNUAL COMPENSATION                                LONG TERM COMPENSATION
                                 -------------------------------------------    ----------------------------------------------------
NAME AND PRINCIPAL       YEAR     SALARY ($)      OTHER ANNUAL                  SECURITIES       AWARDS LTIP          PAYOUTS
POSITION                                          COMPENSATION  RESTRICTED      UNDERLYING         PAYOUTS           ALL OTHER
                                                    BONUS ($)     STOCK          AWARD(S) ($)   OPTIONS/SARS (#)    COMPENSATION ($)
Jonathan Doctor          2003        $30,500           -          $9,739 (3)        -              125,000               -
President
CEO

Adam Anthony             2003              -           -               -            -                    -               -
CEO                      2002    $72,000 (2)           -         $19,600 (1)        -                    -
                         2001    $72,000 (2)           -               -            -                    -

FOOTNOTES TO EXECUTIVE COMPENSATION:

1. On February 6, 2002, 600,000 shares of Common Stock were issued for services to the Board of Directors for the period from January 3, 2001, to June 30, 2002, at $.02 per share for a total value of $12,000; on March 16, 2002, 288,462 shares of Common Stock were issued in lieu of automobile allowance at $.02 per share for a total value of $6,000; on July 8, 2002, 200,000 shares of Common Stock were issued for services to the Board of Directors for the period from July 1, 2002, to December 31, 2002, at a price of $.008 for a total value of $1,600.

2. On October 1, 2002, 130,638 shares of Series B Preferred Stock were issued in lieu of cash for deferred salary and housing allowance for the period from January 3, 2001, to October 1, 2002, at $.75 per share for a total value of $100,979.

3. On July 31, 2003, 8,619 shares were issued for services as a member of the Board of Directors.

OPTION/SAR GRANTS IN LAST FISCAL YEAR - INDIVIDUAL GRANTS

                          NUMBER OF SECURITIES   % OF TOTAL
                          UNDERLYING             OPTIONS/SARS GRANTED
                          OPTIONS/SARS GRANTED   TO EMPLOYEES IN         EXERCISE OR BASE       EXPIRATION
NAME                      (#)                    FISCAL YEAR             PRICE ($/SH)           DATE
---------------           --------------------   --------------------    -------------------    --------------
Jonathan Doctor                        125,000                    33%               $0.75/Sh    12/31/2009

STOCK AND COMPENSATION PLANS

Our Board of Directors and shareholders have adopted and approved the PracticeXpert, Inc. 2004 Equity Incentive Plan. As of the Record Date, there were 16,465,496 shares of Common Stock reserved for issuance under the Plan to eligible officers, employees, directors and consultants of the Company and its subsidiaries. As of the Record Date, no shares or options to purchase shares have been issued under the Plan.

The following summary of the material terms of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as EXHIBIT A to this Information Statement. The material features of the Plan are discussed below:

GENERAL

The Plan provides for the grant of incentive stock options to purchase shares of Common Stock, non-statutory stock options to purchase shares of Common Stock, stock bonuses and rights to acquire restricted stock (collectively, the "Stock Awards") to eligible officers, directors, consultants and employees of the Company and its subsidiaries. Incentive stock options granted under the Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Non-statutory stock options granted under the Plan are not intended to qualify as incentive stock options within the meaning of Code Section 422.

PURPOSE

The purpose of the Plan is to promote the interests of the Company and its shareholders by providing an opportunity to eligible officers, directors, consultants and employees of the Company and its subsidiaries to receive Stock Awards. By encouraging such stock ownership, the Company seeks to attract, retain, motivate and reward qualified personnel and to encourage such persons to devote their best efforts to the business and financial success of the Company.

ADMINISTRATION

The Plan is administered by the Board of Directors (or a committee of one or more members of the Board of Directors appointed by the Board of Directors). The Board of Directors has the power and authority to construe and interpret the Plan and, subject to the provisions of the Plan, to determine the persons to whom and the dates on which Stock Awards will be granted; whether a stock option will be an incentive stock option or a non-statutory stock option, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time and the conditions subject to which Stock Awards may be exercised in whole or in part; the number of shares of Common Stock underlying a stock option; and to establish any other terms, restrictions and/or conditions applicable to any Stock Award not inconsistent with the provisions of the Plan.

SHARES SUBJECT TO THE PLAN

The Common Stock that may be awarded pursuant to Stock Awards granted under the Plan shall not exceed in the aggregate 16,465,496 shares of Common Stock. If any Stock Award expires or terminates, in whole or in part, without having been exercised in full, the shares of Common Stock not purchased under such Stock Award will revert to and again become available for issuance under the Plan. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the stock market or otherwise.

ELIGIBILITY

Incentive stock options may be granted only to employees. Non-statutory stock options, stock bonuses and rights to acquire restricted stock may be granted to employees, directors or consultants. No person is eligible for the grant of an incentive stock option if, at the time of grant, such person owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such option is at least 110% of the fair market value of a share of Common Stock subject to the option at the date of grant and the option is not exercisable after the expiration of five years from the date of grant. For incentive stock options granted under the Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. The options, or portions thereof, which exceed such limit shall be treated as non-statutory stock options.

TERM AND TERMINATION

The following is a description of the permissible terms of Stock Awards under the Plan. Individual grants may be more restrictive. No Stock Award is exercisable after the expiration of 10 years from the date it was granted. In the event an optionee's continuous service with the Company is terminated, for any reason other than death or disability, the optionee may exercise his or her option (to the extent that the optionee was entitled to exercise it at the time of termination), but only within the period ending on the earlier of (i) three
(3) months following such termination (or such longer or shorter period as specified in the stock option agreement) or (ii) the expiration of the term of the option as set forth in the stock option agreement. In the event an optionee's continuous service with the Company terminates as a result of the optionee's death or disability, the optionee (or such optionee's estate, heirs or beneficiaries) may exercise his or her option, but only within the period ending on the earlier of (i) 12 months following such termination (or such longer or shorter period as specified in the stock option agreement) or (ii) the expiration of the term of the option as set forth in the stock option agreement.

OPTION EXERCISE PRICE AND RESTRICTED STOCK AWARD PRICE

The exercise price of each incentive stock option will not be less than 100% of the fair market value of the Common Stock on the date of grant, and in some cases may be higher (see "Eligibility"). The exercise price of each non-statutory stock option and the purchase price of each restricted stock award will not be less than 85% of the fair market value of the Common Stock on the date of grant. The fair market value per share will be determined in good faith by the Board of Directors.

CONSIDERATION

The purchase price of Common Stock acquired pursuant to a Stock Award is required to be paid in cash at the time of exercise or purchase. In the discretion of the Board of Directors, the purchase price may be made by delivery to the Company of other shares of Common Stock, a combination of cash and other shares of Common Stock or any other form of legal consideration that may be acceptable to the Board of Directors. Notwithstanding the foregoing, the purchase price of Common Stock acquired pursuant to an option may be paid, to the extent permitted by applicable statutes and regulations, by "cashless exercise", but only when a registration statement under the Securities Act providing for the resale of the Common Stock is not then in effect.

TRANSFERABILITY

Stock Awards shall not be transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, and shall be exercisable during the lifetime of the person to whom the stock option is granted.

VESTING

The total number of shares of Common Stock subject to a Stock Award may, but need not, be allotted in periodic installments. The agreement for a Stock Award may provide that from time to time during each of such installment periods, the Stock Award may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Stock Award became vested but was not fully exercised.

ADJUSTMENTS UPON CHANGES IN COMMON STOCK

If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the class(es) and maximum number of shares subject to the Plan, the maximum annual Stock Award grants permissible under the Plan and the class(es) and number of shares and price per share of Common Stock subject to outstanding Stock Awards will be appropriately adjusted. Provisions governing the effect on options upon a merger, consolidation or other reorganization of the Company, with receipt of consideration, are also included in the Plan.

AMENDMENT OF THE PLAN

The Board of Directors at any time, and from time to time, may amend the Plan, but without the approval of the shareholders, no such amendment shall increase the number of shares of Common Stock subject to the Plan, materially modify the eligibility requirements for participation in the Plan, materially increase the benefits accruing to participants under the Plan or extend the term of the Plan. No amendment shall be effective unless approved by the shareholders of the Company, where such amendment requires shareholder approval or in order for the Plan to satisfy the requirements of Code Section 422, Rule 16b-3 of the Exchange Act or any securities exchange listing requirement.

TERMINATION OR SUSPENSION OF THE PLAN

The Board of Directors may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board of Directors. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 2005

The rules of the Securities and Exchange Commission permit shareholders of the Company, after notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company's 2005 annual meeting of shareholders is expected to be held on or about October 1, 2005, and proxy materials in connection with that meeting are expected to be mailed on or about September 24, 2005. Proposals of shareholders of the Company that are intended to be presented at the Company's 2005 annual meeting must be received by the Company no later than May 1, 2005, in order for them to be included in the proxy statement and form of proxy relating to that meeting.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by regulation to furnish to the Company copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during it 2003 fiscal year, all such filing requirements applicable to its Officers, Directors, and greater than ten percent beneficial owners were complied with.

                                 ANNUAL REPORT

A copy of the Company's Annual Report on Form 10-KSB, without exhibits, for the year ended December 31, 2003, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Information Statement. Additional copies of this Information Statement and/or the Annual Report, as well as copies of the Quarterly Report may be obtained without charge upon written request to Michael Manahan, PracticeXpert, Inc., 4130 Cahuenga Boulevard, Suite 215, Toluca Lake, California 91602, or on the Internet at www.sec.gov from the SEC's EDGAR database.

By order of the Board of Directors,

By: /s/ Jonathan Doctor
    -----------------------------------
    Jonathan Doctor, President and CEO

                                    EXHIBIT A

                               PRACTICEXPERT, INC.

                           2004 EQUITY INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                        Page No.

1.       PURPOSES............................................................1
         (a)      Eligible Stock Award Recipients............................1
         (b)      Available Stock Awards.....................................1
         (c)      General Purpose............................................1

2.       DEFINITIONS.........................................................1
         (a)      "Affiliate"................................................1
         (b)      "Board"....................................................1
         (c)      "Cause"....................................................1
         (d)      "Change in Control"........................................2
         (e)      "Code".....................................................2
         (f)      "Committee"................................................2
         (g)      "Common Stock".............................................2
         (h)      "Company"..................................................2
         (i)      "Consultant"...............................................2
         (j)      "Continuous Service".......................................3
         (k)      "Corporate Transaction"....................................3
         (l)      [Intentionally Omitted]....................................3
         (m)      "Director".................................................3
         (n)      "Disability"...............................................3
         (o)      "Employee".................................................3
         (p)      "Exchange Act".............................................3
         (q)      "Fair Market Value"........................................3
         (r)      [Intentionally Omitted]....................................4
         (s)      "Incentive Stock Option"...................................4
         (t)      "Nonstatutory Stock Option"................................4
         (u)      "Option"...................................................4
         (v)      "Option Agreement".........................................4
         (w)      "Optionholder".............................................4
         (x)      "Participant"..............................................4
         (y)      "Plan".....................................................4
         (a)      "Securities Act"...........................................4
         (aa)     "Stock Award"..............................................4
         (bb)     "Stock Award Agreement"....................................5
         (cc)     [Intentionally Omitted]....................................5
         (dd)     "Ten Percent Shareholder"..................................5

3.       ADMINISTRATION......................................................5
         (a)      Administration by Board....................................5
         (b)      Powers of Board............................................5
         (c)      Delegation to Committee....................................5
         (d)      Effect of Board's Decision.................................6

4.       SHARES SUBJECT TO THE PLAN..........................................6
         (a)      Share Reserve..............................................6
         (b)      Reversion of Shares to the Share Reserve...................6
         (c)      Source of Shares...........................................6

5.       ELIGIBILITY.........................................................6
         (a)      Eligibility for Specific Stock Awards......................6
         (b)      Ten Percent Shareholders...................................6

6.       OPTION PROVISIONS...................................................6
         (a)      Term.......................................................7
         (b)      Exercise Price of an Incentive Stock Option................7
         (c)      Exercise Price of a Nonstatutory Stock Option..............7
         (d)      Consideration..............................................7
         (e)      Transferability of an Incentive Stock Option...............8
         (f)      Transferability of a Nonstatutory Stock Option.............8
         (g)      Vesting Generally..........................................8
         (h)      Termination of Continuous Service..........................8
         (i)      Extension of Termination Date..............................8
         (j)      Disability of Optionholder.................................9
         (k)      Death of Optionholder......................................9
         (l)      Early Exercise.............................................9

7.       PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.......................9
         (a)      Stock Bonus Awards.........................................9
         (b)      Restricted Stock Purchase Awards..........................10

8.       COVENANTS OF THE COMPANY...........................................11
         (a)      Availability of Shares....................................11
         (b)      Securities Law Compliance.................................11

9.       USE OF PROCEEDS FROM STOCK.........................................11

10.      MISCELLANEOUS......................................................11
         (a)      Acceleration of Exercisability and Vesting................11
         (b)      Shareholder Rights........................................11
         (c)      No Employment or other Service Rights.....................12
         (d)      Incentive Stock Option $100,000 Limitation................12
         (e)      Investment Assurances.....................................12
         (f)      Withholding Obligations...................................12
         (g)      [Intentionally Omitted] ..................................13

11.      ADJUSTMENTS UPON CHANGES IN COMMON STOCK...........................13
         (a)      Capitalization Adjustments................................13
         (b)      Dissolution or Liquidation................................13
         (c)      Corporate Transaction.....................................13
         (d)      Change in Control.........................................13

12.      AMENDMENT OF THE PLAN AND STOCK AWARDS.............................14
         (a)      Amendment of Plan.........................................14
         (b)      Shareholder Approval......................................14
         (c)      Contemplated Amendments...................................14
         (d)      No Impairment of Rights...................................14
         (e)      Amendment of Stock Awards.................................14

13.      TERMINATION OR SUSPENSION OF THE PLAN..............................14
         (a)      Plan Term.................................................14
         (b)      No Impairment of Rights...................................14

14.      EFFECTIVE DATE OF PLAN.............................................14

15.      CHOICE OF LAW......................................................15

                               PRACTICEXPERT, INC.

                           2004 EQUITY INCENTIVE PLAN

1.    PURPOSES.

      (a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

      (b) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

      (c) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.    DEFINITIONS.

      (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

      (b) "Board" means the Board of Directors of the Company.

      (c) "Cause" means the occurrence of any one or more of the following:

            (i) the Participant's conviction of any felony or any crime involving moral turpitude or dishonesty;

            (ii) the Participant's participation in an act of fraud or dishonesty involving the Company or its Affiliates which results in material harm to the business of the Company or its Affiliates; or

            (iii) the Participant's intentional, material violation of any contract between the Participant and the Company or its Affiliates or any statutory duty the Participant owes to the Company or its Affiliates that the Participant does not correct within thirty (30) days after written notice thereof has been provided to the Participant.

      (d) "Change in Control" means the occurrence of any one or more of the following:

            (i) a Corporate Transaction after which persons who were not shareholders of the Company immediately prior to such Corporate Transaction own, directly or indirectly, immediately following such Corporate Transaction, fifty percent (50%) or more of the outstanding voting power of each of (a) the continuing or surviving entity and (b) any direct or indirect parent corporation of the continuing or surviving entity;

            (ii) an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors; provided that such acquisition does not occur in connection with, in contemplation of or as a result of a Corporate Transaction; or

            (iii) during any consecutive two (2) year period the individuals who, as of the start of such period, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board, provided that such change in the Incumbent Board does not occur in connection with, in contemplation of or as a result of a Corporate Transaction, and further provided that if the election, or nomination for election, by the Company's shareholders of any new Director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new Director shall be considered as a member of the Incumbent Board.

      (e) "Code" means the Internal Revenue Code of 1986, as amended.

      (f) "Committee" means a committee of one or more members of the Board appointed by the Board in accordance with Subsection 3(c).

      (g) "Common Stock" means the common stock of the Company.

      (h) "Company" means PracticeXpert, Inc., a Nevada corporation.

      (i) "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services.

      (j) "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

      (k) "Corporate Transaction" means the occurrence of any one or more of the following:

            (i) a sale, lease or other disposition of all or substantially all of the securities or assets of the Company;

            (ii) a merger or consolidation following which the Company is not the surviving corporation;

            (iii) a reverse merger following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or

            (iv) any other transaction described as a "corporate transaction" in Treasury Regulations Section 1.425-1(a)(1)(ii).

      (l) [Intentionally Omitted]

      (m) "Director" means a member of the Board of Directors of the Company.

      (n) "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

      (o) "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

      (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (q) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

            (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

      (r) [Intentionally Omitted]

      (s) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (t) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

      (u) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

      (v) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

      (w) "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

      (x) "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

      (y) "Plan" means this PracticeXpert, Inc. 2004 Equity Incentive Plan.

      (z) "Securities Act" means the Securities Act of 1933, as amended.

      (aa) "Stock Award" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

      (bb) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

      (cc) [Intentionally Omitted]

      (dd) "Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.    ADMINISTRATION.

      (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Subsection 3(c).

      (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

            (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (iii) To amend the Plan or a Stock Award as provided in Section 12.

            (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

      (c) Delegation to Committee. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

      (d) Effect of Board's Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.    SHARES SUBJECT TO THE PLAN.

      (a) Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 16,465,496 shares of Common Stock (the "Reserved Shares").

      (b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

      (c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.    ELIGIBILITY.

      (a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

      (b) Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6.    OPTION PROVISIONS.

      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

      (a) Term. Subject to the provisions of Subsection 5(b) regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

      (b) Exercise Price of an Incentive Stock Option. Subject to the provisions of Subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

      (c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

      (d) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock or (2) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, (A) the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) or (B) by "cashless exercise", but only when a registration statement under the Securities Act providing for the resale of the Common Stock is not then in effect. Notwithstanding any provisions herein to the contrary, if (i) the Fair Market Value of one share of Common Stock is greater than the exercise price (at the date of calculation as set forth below) and (ii) a registration statement under the Securities Act providing for the resale of the Common Stock is not then in effect, in lieu of exercising an Option by payment of cash, the Participant may exercise an Option by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of the Option at the principal office of the Company in which event the Company shall issue to the Participant a number of shares of Common Stock computed using the following formula:

                  X = Y - (A)(Y)
                          -----
                            B

Where       X     = the number of shares of Common Stock to be issued to the
                  Participant.

            Y = the number of shares of Common Stock purchasable upon exercise of all of the Option or, if only a portion of the Option is being exercised, the portion of the Option being exercised.

            A     = the Exericse Price.

            B     = the Fair Market Value of one share of Common Stock.

      (e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

      (f) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

      (g) Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

      (h) Termination of Continuous Service. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

      (i) Extension of Termination Date. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

      (j) Disability of Optionholder. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

      (k) Death of Optionholder. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to Subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

      (l) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

7.    PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

      (a) Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i) Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

            (ii) Vesting. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

            (iii) Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

            (iv) Transferability. Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

      (b) Restricted Stock Purchase Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. The purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

            (ii) Consideration. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion.

            (iii) Vesting. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

            (iv) Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

            (v) Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.    COVENANTS OF THE COMPANY.

      (a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

      (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act or any state securities law the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.    USE OF PROCEEDS FROM STOCK.

      Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.   MISCELLANEOUS.

      (a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

      (b) Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

      (c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

      (d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

      (e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

      (f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means:

            (i) tendering a cash payment;

            (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that the Company shall not be authorized to withhold shares of Common Stock in excess of the minimum statutory rates for federal or state tax purposes, including payroll taxes; or

            (iii) delivering to the Company owned and unencumbered shares of Common Stock.

      (g) [Intentionally Omitted]

11.   ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

      (a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Subsection 4(a), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

      (b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

      (c) Corporate Transaction. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume any Stock Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders pursuant to the Corporate Transaction). In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated as of the effective date of the Corporate Transaction, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such effective date. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior the effective date of the Corporate Transaction.

      (d) Change in Control. If a Change in Control occurs and within thirteen
(13) months after the effective date of such Change in Control the Continuous Service of a Participant terminates due to an involuntary termination (not including death or Disability) without Cause, then the vesting and exercisability of all Stock Awards held by such Participant shall be accelerated in full.

12.   AMENDMENT OF THE PLAN AND STOCK AWARDS.

      (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code.

      (b) Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

      (c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

      (d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

      (e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and
(ii) the Participant consents in writing.

13.   TERMINATION OR SUSPENSION OF THE PLAN.

      (a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth
(10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.   EFFECTIVE DATE OF PLAN.

      The Plan shall become effective on September 1, 2004, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months after the date the Plan is adopted by the Board.

15.   CHOICE OF LAW.

      The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

                               PRACTICEXPERT, INC.
                           2004 EQUITY INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

      Pursuant to your Stock Option Grant Notice ("Grant Notice") and this Stock Option Agreement, PracticeXpert, Inc. (the "Company") has granted you an option under its 2004 Equity Incentive Plan (the "Plan") to purchase the number of shares of the Company's Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

      The details of your option are as follows:

I. VESTING. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

II. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan.

III. METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice. Notwithstanding any provisions herein to the contrary, if (i) the Fair Market Value of one share of Common Stock is greater than the exercise price (at the date of calculation as set forth below) and (ii) a registration statement under the Securities Act of 1933, as amended, providing for the resale of the Common Stock is not then in effect, in lieu of exercising your option by payment of cash, you may exercise this option by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of your option at the principal office of the Company together with the properly endorsed Exercise Form in which event the Company shall issue to you a number of shares of Common Stock computed using the following formula:

                  X = Y - (A)(Y)
                          ------
                            B

      Where       X     = the number of shares of Common Stock to be issued to
                        you.

                  Y = the number of shares of Common Stock purchasable upon exercise of all of your option or, if only a portion of the option is being exercised, the portion of the option being exercised.

                  A     = the exercise price.

                  B     = the Fair Market Value of one share of Common Stock.

IV. WHOLE SHARES. You may exercise your option only for whole shares of Common Stock.

V. SECURITIES LAW COMPLIANCE. The exercise of your option must comply with applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

VI. TERM. You may not exercise your option before the commencement of its term or after its term expires. The term of your option commences on the Date of Grant and expires upon the earliest of the following:

      (a) Three (3) months after the termination of your Continuous Service for any reason other than your Disability or death, provided that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in the preceding paragraph relating to "Securities Law Compliance", your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service;

      (b) twelve (12) months after the termination of your Continuous Service due to your Disability;

      (c) twelve (12) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates;

      (d)   the Expiration Date indicated in your Grant Notice; or

      (e)   the day before the tenth (10th) anniversary of the Date of Grant.

VII.  EXERCISE.

      (a) You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

      (b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of
            (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.

VIII. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

IX. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment.

X.    WITHHOLDING OBLIGATIONS.

      (a) At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a "same day sale" pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your option.

      (b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable conditions or restrictions of law, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law. If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83 (b) of the code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

      (c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock.

XI. NOTICES. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

XII. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

                               PRACTICEXPERT, INC.
                            STOCK OPTION GRANT NOTICE
                          (2004 EQUITY INCENTIVE PLAN)

      PracticeXpert, Inc. (the "Company"), pursuant to its 2004 Equity Incentive Plan (the "Plan"), hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:
                                        ---------------------------------------

Date of Grant:
                                        ---------------------------------------

Number of Shares Subject to Option:
                                        ---------------------------------------

Exercise Price (Per Share):
                                        ---------------------------------------

Total Exercise Price:
                                        ---------------------------------------

Expiration Date:
                                        ---------------------------------------

Type of Grant:      Incentive Stock Option |_|    Nonstatutory Stock Option |_|

Vesting Schedule:            One-fifth  (1/5th) of the shares vest on each
                             anniversary  date of the Date of Grant.

Payment: By one or a combination of the following items (described in the Stock Option Agreement):

                             -     By cash or check
                             -     Pursuant to a Regulation T Program
                             -     By delivery of already-owned shares
                             -     By "cashless exercise"

Additional Terms/Acknowledgments:

      The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

Other Agreements:

PRACTICEXPERT, INC.                                  OPTIONHOLDER:

By:                                         By:
   -------------------------------              -------------------------------
Name:                                       Name:
      ----------------------------               ------------------------------
Title:                                      Date:
       ---------------------------                -----------------------------
Date:
      ----------------------------

Attachments:

                                    Exhibit I

                             STOCK OPTION AGREEMENT

                                   Exhibit II

                           2004 EQUITY INCENTIVE PLAN

                                   Exhibit III

                               NOTICE OF EXERCISE

                               NOTICE OF EXERCISE

PracticeXpert, Inc.
4130 Cahuenga Blvd., Suite 215
Toluca Lake, CA 91602

Date of Exercise:
                  ------------------------------

Gentlemen:

      This constitutes notice under my stock option that I elect to purchase the number of shares of common stock for the price set forth below.

Type of option (check one):               Incentive  |_|     Nonstatutory  |_|

Stock option dated:
                                          --------------------------------------

Number of shares as
to which option is exercised:
                                          --------------------------------------

Certificates to be issued in name of:
                                          --------------------------------------

Total exercise price:                     $
                                          --------------------------------------

Cash payment delivered
herewith:                                 $
                                          --------------------------------------

Value of shares of PracticeXpert, Inc.
common stock delivered herewith:          $
                                          --------------------------------------

Cashless exercise:                        |_|

      By this exercise, I agree

      (i) to provide such additional documents as you may require pursuant to the terms of the 2004 Equity Incentive Plan,

      (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and

      (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

      I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me:

      (a) I represent that I am acquiring these shares for my own account and not with a view to the distribution of the Shares.

      (b) I acknowledge that the issuance of the Shares to me has not been registered under the Securities Act or any state securities laws, and that I may not resell the Shares except as a transaction which is registered under the Securities Act and any applicable state securities laws or in a transaction which is exempt from such registration requirements.

      (c) I acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, as amended, Bylaws and/or applicable securities laws.

                                       Very truly yours,


                                       ----------------------------
                                              (Signature)


                                       2